Exhibit 32.3

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q (the “Report”) of Medical Capital Management, Inc. (the “Company”) for the quarter ended September 30, 2003, I, Alan Meister, Principal Accounting Officer (Chief Financial Officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)                                  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2004	/s/ Joseph Lampariello
Joseph Lampariello
Title: Chief Operating Officer
Medical Capital Management, Inc.